Exhibit 99.1

Volkswagen Auto Loan Enhanced Trust 2005-1
MONTHLY SERVICER CERTIFICATE
For the collection period ended 12-29-2007	Data Current as of 01/03/2008 3:12:12 PM

A.	DATES	Begin	End	# days

1	Determination Date		1/17/2008

2	Payment Date		1/22/2008

3	Collection Period	12/2/2007	12/29/2007	28

4	Monthly Interest Period - Actual/360	12/20/2007	1/21/2008	33

5	Monthly Interest - 30/360			30

B.	SUMMARY

		Initial Balance	Beginning Balance	Principal Payment	Ending Balance	Note Factor
6	Class A-1 Notes	285,000,000.00	—	—	—	—
7	Class A-2 Notes	288,000,000.00	—	—	—	—
8	Class A-3 Notes	435,000,000.00	151,040,937.59	20,135,382.53	130,905,555.06	0.3009323
9	Class A-4 Notes	226,188,000.00	226,188,000.00	—	226,188,000.00	1.0000000
10	Subordinated Notes	28,408,655.00	28,408,655.00	—	28,408,655.00	1.0000000

11	Total Securities	$1,262,596,655.00	$405,637,592.59	$20,135,382.53	$385,502,210.06

12	Net Pool Balance	$1,364,964,811.90	$432,195,597.99		$410,123,167.19

				Per $1000	Principal & Interest	Per $1000
		Coupon Rate	Interest Pmt Due	Face Amount	Payment Due	Face Amount

13	Class A-1 Notes	4.3664%	—	—	—	—
14	Class A-2 Notes	4.7300%	—	—	—	—
15	Class A-3 Notes	4.8000%	604,163.75	4.0000000	20,739,546.28	137.3107623
16	Class A-4 Notes	4.8600%	916,061.40	4.0500000	916,061.40	4.0500000

	Total Securities		1,520,225.15		21,655,607.68

C.	COLLECTIONS AND AVAILABLE FUNDS

17	Scheduled Principal Payments Received	15,222,205.40
18	Scheduled Interest Payments Received	1,058,903.49
19	Prepayments of Principal Received	124,771.54
20	Liquidation Proceeds	6,290,317.55
21	Recoveries Received	156,242.25
22	Other Payments Received to Reduce Principal	—

23	Subtotal: Total Collections	22,852,440.23

24	Repurchased Receivables	—
25	Reserve Account Excess Amount (Item 86)	38,621.86

26	Total Available Funds, prior to Servicer Advances	22,891,062.09

27	Servicer Advance (Item 69)	—

28	Total Available Funds + Servicer Advance	22,891,062.09

29	Reserve Account Draw Amount (Item 72)	—

30	Total Available Funds + Servicer Advance and Reserve Account Draw Amount	22,891,062.09

D.	DISTRIBUTIONS

	Distribution Summary:
31	Prior Advance Reimbursement (Item 75)	—
32	Servicing Fees (Item 39)	360,163.00
33	Class A Noteholder Interest (Item 48)	1,520,225.15
34	Principal Distribution Amount (Item 73)	20,135,382.53
35	Amount Paid to Reserve Account to Reach Specified Balance	—
36	Other Amounts Paid to Trustees	—
37	Certificateholders Principal Distribution Amount	—

38	Remaining Funds to Certificateholder	875,291.41

Volkswagen Auto Loan Enhanced Trust 2005-1
MONTHLY SERVICER CERTIFICATE
For the collection period ended 12-29-2007	PAGE 2

	Distribution Detail:	Due	Shortfall	Paid

39	Servicing Fees	360,163.00	—	360,163.00

	Pro rata:
40	Class A-1 Interest	—	—	—
41	Class A-2 Interest	—	—	—
42	Class A-3 Interest	604,163.75	—	604,163.75
43	Class A-4 Interest	916,061.40	—	916,061.40
44	Class A-1 Interest Carryover Shortfall	—	—	—
45	Class A-2 Interest Carryover Shortfall	—	—	—
46	Class A-3 Interest Carryover Shortfall	—	—	—
47	Class A-4 Interest Carryover Shortfall	—	—	—

48	Class A Noteholder Interest	1,520,225.15	—	1,520,225.15

E.	CALCULATIONS

	Calculation of Principal Distribution Amount:
49	Beginning Note Balance - All Classes			405,637,592.59
50	Beginning Net Pool Balance		432,195,597.99
51	Receipts of Scheduled Principal		(15,222,205.40)
52	Receipts of Prepaid Principal		(124,771.54)
53	Liquidation Proceeds		(6,290,317.55)
54	Other Collections of Principal		—
55	Principal Amount of Repurchases		—
56	Principal Amount of Defaulted Receivables		(435,136.31)

57	Ending Net Pool Balance		410,123,167.19
58	Yield Supplement Overcollateralization Amount		24,620,957.13

59	Adjusted Pool Balance		385,502,210.06
60	Less: Adjusted Pool Balance - End of Collection Period			385,502,210.06

61	Calculated Principal Distribution Amount			20,135,382.53

	Calculation of Servicer Advance:
62	Available Funds, prior to Servicer Advances (Item 26)			22,891,062.09
63	Less: Prior Advance Reimbursement (Item 31)			—
64	Less: Servicing Fees Paid (Item 32)			360,163.00
65	Less: Interest Paid to Noteholders (Item 33)			1,520,225.15
66	Less: Calculated Principal Distribution (Item 61)			20,135,382.53

67	Equals: Remaining Available Funds before Servicer Advance			875,291.41
68	Monthly Loan Payments Due on Included Units but not received (N/A if Item 67 > 0)			N/A

69	Servicer Advance (If Item 67 < 0, lesser of Item 67 and Item 68, else 0)			—

	Calculation of Reserve Account Draw Amount:
70	Remaining Available Funds, before Reserve Account Draw (Item 67 plus Item 69)			875,291.41
71	Available Funds Shortfall Amount (If Item 70 < 0, Item 70, else 0)			—

72	Reserve Account Draw Amount (If Item 71 is > 0, Lesser of Reserve Acct Balance and Item 70)			—

73	Principal Distribution Amount (Item 61 - Available Funds Shortfall + Reserve Account Draw Amt)			20,135,382.53

	Reconciliation of Servicer Advance:
74	Beginning Balance of Servicer Advance			—
75	Less: Prior Advance Reimbursement			—
76	Plus: Additional Payment Advances for Current Period			—

77	Ending Balance of Payment Advance			—

Volkswagen Auto Loan Enhanced Trust 2005-1
MONTHLY SERVICER CERTIFICATE
For the collection period ended 12-29-2007	PAGE 3

F.	RESERVE ACCOUNT

	Reserve Account Balances:
78	Specified Reserve Account Balance(Lesser of (a) $9,469,474.91 and (b) the aggregate note balance		9,469,474.91
79	Initial Reserve Account Balance		6,312,983.28

80	Beginning Reserve Account Balance		9,469,474.91
81	Plus: Net Investment Income for the Collection Period		38,621.86

82	Subtotal: Reserve Fund Available for Distribution		9,508,096.77
83	Plus: Deposit of Excess Available Funds (Item 35)		—
84	Less: Reserve Account Draw Amount (Item 72)		—

85	Subtotal Reserve Account Balance		9,508,096.77
86	Less: Reserve Account Excess Amount to Available Funds (If Item 85 > Item 78)		38,621.86

87	Equals: Ending Reserve Account Balance		9,469,474.91

88	Change in Reserve Account Balance from Immediately Preceding Payment Date		—

G.	POOL STATISTICS

	Collateral Pool Balance Data:	Initial	Current

89	Net Pool Balance	1,364,964,812	410,123,167
90	Number of Current Contracts	84,775	49,406
91	Weighted Average Loan Rate	3.42%	3.41%
92	Average Remaining Term	48.9	27.3
93	Average Original Term	57.9	60.5

			Outstanding
	Net Credit Loss and Repossession Activity:	Units	Principal Balance

94	Aggregate Outstanding Principal Balance of Charged Off Receivables	38	435,136
95	Liquidation Proceeds on Related Vehicles		—
96	Recoveries Received on Receivables Previously Charged Off		156,242

97	Net Principal Losses for Current Collection Period	38	278,894

98	Beginning Net Principal Losses	933	6,831,607
99	Net Principal Losses for Current Collection Period	38	278,894

100	Cumulative Net Principal Losses	971	7,110,502

				Outstanding
	Delinquencies Aging Profile - End of Period:	Percentage	Units	Principal Balance

101	Current	98.26%	48,631	402,992,012
102	31 - 60 Days Delinquent	1.49%	670	6,119,079
103	61 - 90 Days Delinquent	0.25%	105	1,012,076

104	Total	100.00%	49,406	410,123,167